UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2099 Yingbinbei Road, Xiangzhou District
Zhuhai City, Guangdong Province
People’s Republic of China, 519001
(Address of principal executive offices) (Zip Code)

86-451-88100688
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 12, 2024, the Board of Directors of China Health Industries Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) approved the dismissal of Assentsure PAC (“Assentsure”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Assentsure on the financial statements of the Company as of and for the fiscal year ended June 30, 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through September 12, 2024, there were no disagreements with Assentsure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Assentsure, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through September 12, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Assentsure with a copy of the foregoing disclosure and requested Assentsure to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by Assentsure is filed as Exhibit 16.1 to this Form 8-K.

On September 12, 2024, the Board of Directors of the Company approved the engagement of GGF CPA LTD (“GGF”) as its new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through September 12, 2024, neither the Company nor anyone on its behalf consulted with GGF regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that GGF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Assentsure PAC dated September 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

Date: September 13, 2024	/s/ Xin Sun
	By:	Xin Sun
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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